UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2003

Northland Cranberries, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	0-16130	39-1583759
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

2930 Industrial Street, P.O. Box 8020
        Wisconsin Rapids, Wisconsin 54495
(Address of principal executive offices including zip code)

        (715) 424-4444
(Registrant’s telephone number)

Item 7.  Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibits are being furnished herewith:

(99)	Press release of Northland Cranberries, Inc., dated November 19, 2003

Item 12.   Results of Operations and Financial Condition.

        On November 19, 2003, Northland Cranberries, Inc. issued a press release announcing financial results for the fourth quarter and year ended August 31, 2003. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHLAND CRANBERRIES, INC.
Date: November 19, 2003	By: /s/ Nigel Cooper
Nigel Cooper
Chief Financial Officer

NORTHLAND CRANBERRIES, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated November 19, 2003

Exhibit No. Description

(99)	Press release of Northland Cranberries, Inc., dated November 19, 2003